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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                  MAY 15, 2002
                 ----------------------------------------------
                        (Date of earliest event reported)



                                 Cephalon, Inc.
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             (Exact name of registrant as specified in its charter)



       Delaware                             0-19119               23-2484489
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(State or other jurisdiction              (Commission             (IRS Employer
of incorporation or organization)          File Number)             ID No.)


      145 Brandywine Parkway
      West Chester, Pennsylvania                                    19380
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(Address of principal executive offices)                          (Zip Code)


                                 (610) 344-0200
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              (Registrant's telephone number, including area code)


                                 Not Applicable
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              (Former name, former address and former fiscal year,
                          if changed since last report)


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ITEM 5.  OTHER EVENTS.

      On May 15, 2002, the Board of Directors of Cephalon, Inc. ( the "Registrant") voted unanimously to appoint Dr. Gail R. Wilensky as a director of the Company. Dr. Wilensky is the John M. Olin Senior Fellow at Project HOPE where she analyzes and develops policies relating to health care reform and ongoing changes in the medical marketplace. She also is a noted advisor on health care and economic policy. She has held senior posts in government including Administrator of HCFA (now the Centers for Medicare & Medicaid Services), and she was White House deputy domestic policy advisor.

The Registrant hereby incorporates by reference the press release attached hereto as Exhibit 99.1, and made a part of this Item 5.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED: None

         (b)      PRO FORMA FINANCIAL INFORMATION: None

         (c) EXHIBITS: Reference is made to the Exhibit Index annexed hereto and made a part hereof.



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                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         CEPHALON, INC.


Date: May 30, 2002                      By: /s/ Frank Baldino, Jr.
     ------------------------               ------------------------------------
                                            Frank Baldino, Jr.
                                            Chairman and Chief Executive Officer
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                                  EXHIBIT INDEX


EXHIBIT                                                                    PAGE
-------                                                                    ----

99.1                                                                         5